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Exhibit 99.1

PROVIDENT BANKSHARES

CORPORATION

Caution Regarding Forward-Looking Statements

Statements contained in this presentation that are not historical facts are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “should”, “will” and similar expressions are intended to identify these forward-looking statements. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including form 10K for the year ended 12/31/01 and Form 10Q for the most recent quarter.

PROVIDENT BANKSHARES CORPORATION
(NASDAQ: PBKS)

• $4.9 billion in Assets

• 109 banking offices

• Second largest commercial bank in Maryland

• Branches in Maryland, Virginia and Pennsylvania

• Growing Market Share

PROVIDENT BANKSHARES CORPORATION
History

• 1886 - Founded

• 1987 - Converted to Commercial Bank

• 1990 - Current management team

• 1993 - In-Store Branches/Totally Free Checking

• 1997 - CSB Acquisition

KEY STRATEGIES

BUILD IMAGE AND MARKET SHARE IN WASHINGTON SUBURBS

GROW COMMERCIAL BANKING MARKET SHARE IN BALTIMORE-WASHINGTON CORRIDER

IMPROVE FINANCIAL FUNDAMENTALS

FOCUS RESOURCES ON CORE BUSINESS LINES

EXPAND BRANCH NETWORK

BUILD IMAGE AND MARKET SHARE IN
WASHINGTON SUBURBS

GROW COMMERCIAL BANKING MARKET SHARE IN BALTIMORE-WASHINGTON CORRIDER

IMPROVE FINANCIAL FUNDAMENTALS

FOCUS RESOURCES ON CORE BUSINESS LINES

EXPAND BRANCH NETWORK

TOTAL AWARENESS - TRENDS

Baltimore and DC 1997-2002

[GRAPH]

BROADEN PRESENCE AND CUSTOMER
BASE IN METRO WASHINGTON
Franchise Expansion 1999-2002

[GRAPH]

BROADEN PRESENCE AND CUSTOMER
BASE IN METRO WASHINGTON
Retail Checking Account Growth

[GRAPH]

Average Annual Number of Accounts

BROADEN PRESENCE AND CUSTOMER
BASE IN METRO WASHINGTON
Commercial Loan and Deposit/Repo Growth

[GRAPH]

Average Balances

GROW COMMERCIAL BANKING MARKET
SHARE IN BALTIMORE-WASHINGTON
CORRIDER

BUILD IMAGE AND MARKET SHARE IN WASHINGTON SUBURBS

IMPROVE FINANCIAL FUNDAMENTALS

FOCUS RESOURCES ON CORE BUSINESS LINES

EXPAND BRANCH NETWORK

GROW COMMERCIAL BANKING BUSINESS
Growth in Core Commercial Loans

[GRAPH]

Average Balances

GROW COMMERCIAL BANKING BUSINESS
Growth in Core Commercial Deposits/Repos

[GRAPH]

Average Balances

COMMERCIAL LOANS
Market Distribution

1999	2002

[CHART]	[CHART]

COMMERCIAL DEPOSITS/REPOS
Market Distribution

1999	2002

[CHART]	[CHART]

(Core Commercial Deposits & Repos)

EXPAND BRANCH NETWORK

BUILD IMAGE AND MARKET SHARE IN WASHINGTON SUBURBS

GROW COMMERCIAL BANKING MARKET SHARE IN BALTIMORE-WASHINGTON CORRIDER

IMPROVE FINANCIAL FUNDAMENTALS

FOCUS RESOURCES ON CORE BUSINESS LINES

PROVIDENT TRADE AREA

[MAP]

BRANCH NETWORK BEFORE 1997
44 BRANCHES

[MAP]

BRANCH NETWORK - 2002
109 BRANCHES

[MAP]

BRANCH NETWORK - 2003
123 BRANCHES

[MAP]

BRANCH NETWORK
Baltimore Metro / Washington Metro

[GRAPH]

Branch Network
Success of In-Store Banking

Partners

+ People

+ Products

+ Program

= In-Store Success

BRANCH NETWORK
Traditional/In Store

[GRAPH]

NON-INTEREST INCOME
Maintain Growth Rate

[GRAPH]

(Excluding Gains)              ($000’s)

NON-INTEREST INCOME
AS % OF REVENUE

[GRAPH]

EXPAND BRANCH NETWORK

Retail DDA Account Fees

[GRAPH]

FOCUS RESOURCES ON CORE
BUSINESS LINES

BUILD IMAGE AND MARKET SHARE IN WASHINGTON SUBURBS

GROW COMMERCIAL BANKING MARKET SHARE IN BALTIMORE-WASHINGTON CORRIDER

IMPROVE FINANCIAL FUNDAMENTALS

EXPAND BRANCH NETWORK

LOAN PORTFOLIO MIX
2000/2002

2000	2002

[CHART]	[CHART]

DEPOSIT MIX
2000/2002

2000	2002

[CHART]	[CHART]

IMPROVE FINANCIAL
FUNDAMENTALS

BUILD IMAGE AND MARKET SHARE IN WASHINGTON SUBURBS

GROW COMMERCIAL BANKING MARKET SHARE IN BALTIMORE-WASHINGTON CORRIDER

FOCUS RESOURCES ON CORE BUSINESS LINES

EXPAND BRANCH NETWORK

IMPROVE FINANCIAL
FUNDAMENTALS
Margin Trend

[GRAPH]

IMPROVE FINANCIAL
FUNDAMENTALS

Slow Expense Growth Rate

[GRAPH]

EFFICIENCY RATIO

[GRAPH]

ASSET QUALITY

[GRAPH]

NET CHARGE-OFFS

[GRAPH]

IMPROVED CAPITAL

[GRAPH]

EARNINGS PER SHARE

[GRAPH]

RETURN ON ASSETS

[GRAPH]

*Exclusive of cumulative effect of change in accounting principal

RETURN ON EQUITY

[GRAPH]

*Exclusive of cumulative effect of change in accounting principal

SUMMARY

• Solid core bank performance Solid core bank

• Effective expansion strategy

• Growing market share in attractive markets

• Stable and improving credit quality

• Experienced management team

PROVIDENT BANKSHARES
CORPORATION

(www. provbank. com)

Contact:

Media: Lillian Kilroy: (410) 277-2833

Investment Community: Josie Porterfield: (410) 277-2889